SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934


      Date of Report (Date of earliest event reported) FEBRUARY 10, 2000


                              FRANKLIN SELECT REALTY TRUST
            (Exact Name of Registrant as Specified in its Charter)





CALIFORNIA                       1-12708                   94-0395938
State or other jurisdiction   Commission File            IRS Employer
 of incorporation                 Number                 Identification
                                                             Number




                  2000 ALAMEDA DE LAS PULGAS, SAN MATEO, CA 94404
              (Address of Principal Executive Offices) (Zip Code)


      Registrant's telephone number, including area code: (650) 312-3000


ITEM 2:  DISPOSITION OF ASSETS.

On February 10, 2000, Franklin Select Realty Trust (the "Company") closed the sale of all of its real estate assets to Value Enhancement Fund III LLC ("Value Enhancement") a private real estate fund formed by Lend Lease Real Estate Investments to purchase properties. The aggregate purchase price was $131.5 million, less existing project debt assumed or paid off by the buyer of approximately $26.5 million and related transaction expenses. Other than the sale transaction, there was no material relationship between Value Enhancement and the Company or any of the affiliates, directors or officers of the Company or the Company's advisor, Franklin Properties, Inc.

Pursuant to the plan of liquidation approved by shareholders on January 25, 2000, the Board declared an initial liquidating distribution of $7.11 to shareholders of record on February 29, 2000. The initial distribution will be paid on March 10, 2000. Under applicable AMEX regulations, the AMEX will act to suspend trading in the Company's shares beginning on March 1, 2000, which is the next business day after the record date for the initial distribution, and to subsequently delist the Company's shares. Accordingly, the Company does not expect that any trading market for the Company's shares will exist after February 29, 2000.

Thereafter, the Company will continue to wind up its affairs pursuant to the plan of liquidation. It is expected that shareholders will also receive a final liquidating distribution before the end of the calendar year, subject, however, to final court approval of settlements of pending litigation. It is not expected that any interim or quarterly distributions will be declared or paid before the final liquidating distribution.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

        PRO FORMA FINANCIAL INFORMATION

Index
Page

3     Unaudited Pro Forma Balance Sheet as of September 30, 1999
4 Unaudited Pro Forma Statement of Income for the 9 months ended September 30, 1999
5     Unaudited Pro Forma Statement of Income for the year ended December 31,
      1998
6     Notes to the Pro Forma Financial Statements

                        PRO FORMA FINANCIAL INFORMATION
                            Pro Forma Balance Sheet
                              September 30, 1999
                                  (In 000's)
                                  (Unaudited)

                                               Asset
                                               Sale
                                  Historical (Note 2)   Pro Forma
                                  ---------  ---------  ---------

Real estate, net                  $110,820   $(110,820A    $   -
Cash and cash equivalents           15,638    103,590 B  119,228
Mortgage-backed securities,            287          -        287
available for sale
Deferred rent receivable             1,574    (1,574) C        -
Deferred costs and other             3,431    (3,193) C      238
                                  =========  =========  =========
Total assets                      $131,750  $(11,997)   $119,753
                                  =========  =========  =========

Notes and bonds payable             26,458   (26,458) D        -
Tenant deposits, accounts
payable and accrued expenses         2,548    (1,701) C      847
Reserve for litigation                 750          -        750
Distributions payable                1,767          -      1,767
                                  ---------  ---------  ---------
Total liabilities                   31,523   (28,159)      3,364
                                  ---------  ---------  ---------

Commitments and contingencies
(Notes 5 and 6)

Minority interest                    9,118    (9,118) E        -

Stockholders' equity
Common stock A                     103,161     11,984 F  115,145
Common stock B                       6,294          -      6,294
Unrealized loss                       (33)          -       (33)
Accumulated distribution over     (18,313)     13,296 G  (5,017)
net income
                                  ---------  ---------  ---------
Total stockholders' equity          91,109     25,280    116,389
                                  ---------  ---------  ---------

                                  =========  =========  =========
Total liabilities and             $131,750  $(11,997)   $119,753
stockholders' equity              =========  =========  =========


The accompanying notes are an integral part of these pro forma financial statements.

                         Franklin Select Realty Trust
                       Pro Forma Statement of Operations
                 For the nine months ended September 30, 1999
                      (In 000's except per share amounts)
                                  (Unaudited)

                                               Asset
                                                 Sale
                                    Historical (Note 3)    Pro
                                                           Forma
                                    ---------  ----------  ---------

Revenue
Rent                                $ 11,183   $(11,183) H    $   -
Interest, dividends and other            715           -        715
                                    ---------  ----------  ---------
Total revenue                         11,898    (11,183)        715
                                    ---------  ----------  ---------

Expenses
Property operating                     2,694     (2,694) I        -
Interest                               1,774     (1,774) J        -
Related party                            933       (779) K      154
General and administrative             1,208           -      1,208
Loss on the sale of mortgage             110           -        110
backed securities
Depreciation and amortization          2,828     (2,828) L        -
                                    ---------  ----------  ---------
Total expenses                         9,547     (8,075)      1,472

Operating income (loss) before
reserve for                            2,351     (3,108)      (757)
 litigation and minority interest

Reserve for litigation                 (750)           -      (750)

Minority interest                      (566)         566 M        -
                                    =========  ==========  =========
Net income (loss)                   $  1,035   $ (2,542)   $(1,507)
                                    =========  ==========  =========

Net income (loss) per share         $                      $
                                        0.08                 (0.11)
Weighted average shares outstanding   12,250       1,625 N   13,875

The accompanying notes are an integral part of these pro forma financial statements.

                         Franklin Select Realty Trust
                       Pro Forma Statement of Operations
                     For the year ended December 31, 1998
                      (In 000's except per share amounts)
                                  (Unaudited)



                                       Prior      Asset
                                        Sales       Sale
                            Historical (Note 4)   (Note 3)    Pro Forma
                            ---------  ---------  ----------  ---------
Revenue
Rent                        $ 17,635   $(2,250) O $(15,385) H   $    -
Interest, dividends and          302          -           -        302
other
                            ---------  ---------  ----------  ---------
Total revenue                 17,937    (2,250)    (15,385)        302
                            ---------  ---------  ----------  ---------

Expenses
Property operating             4,081      (419) P   (3,662) I        -
Interest                       2,930      (182) Q   (2,748) J        -
Related party                  1,459      (185) R   (1,036) K      238
General and administrative     1,076          -           -      1,076
Depreciation and               3,979      (429) S   (3,550) L        -
amortization
                            ---------  ---------  ----------  ---------
Total expenses                13,525    (1,215)    (10,996)      1,314
                            ---------  ---------  ----------  ---------

Operating income (loss)
gains on                       4,412    (1,035)     (4,389)    (1,012)
 sales and minority
interest
Gains on sales of property     1,335    (1,335) T         -          -
                            ---------  ---------  ----------  ---------
Operating income (loss)
before                         5,747    (2,370)     (4,389)    (1,012)
 minority interest
Minority interest              (692)          -         692 M        -
                            =========  =========  ==========  =========
Net income (loss)           $          $          $ (3,697)    $
                               5,055    (2,370)                (1,012)
                            =========  =========  ==========  =========

Net income (loss) per share $   0.41                          $ (0.07)
Weighted average shares       12,250                  1,625 N   13,875
outstanding

The accompanying notes are an integral part of these pro forma financial statements.

                         FRANKLIN SELECT REALTY TRUST
                    NOTES TO PRO FORMA FINANCIAL STATEMENTS
               For the nine months ended September 30, 1999 and
                     For the year ended December 31, 1998
                                  (Unaudited)

1.    Basis of Presentation
The pro forma financial statements of Franklin Select Realty Trust (the "Company") have been prepared based on the historical financial statements of the Company. On February 10, 2000, the Company closed the sale of its remaining wholly owned real estate assets and its general partner interest in FSRT L.P. (collectively, "the Properties" or "the Asset Sale"). In addition, immediately prior to closing the Asset Sale, the Limited Partners of FSRT L.P. (the "Limited Partners") converted all of their limited partner units into 1,625,000 shares of the Company's Series A common stock (the "Series A Shares"). In 1998, the Company sold three properties - Carmel Mountain Gateway Plaza , Mira Loma Shopping Center and Glen Cove Center (collectively, "the Prior Sales"). The accompanying pro forma balance sheet as of September 30, 1999, has been prepared as if the Asset Sale had occurred on September 30,1999. The accompanying pro forma statements of operations for the nine months ended September 30, 1999 and the year ended December 31, 1998 have been prepared as if the Asset Sale and the Prior Sales had occurred on January 1, 1998. In management's opinion, all adjustments necessary to reflect the effects of these transactions have been made. The pro forma financial statements should be read in conjunction with the historical financial statements of the Company.

The unaudited pro forma financial statements are not necessarily indicative of what the actual financial condition or the actual results of operations of the Company would have been as of and for the nine months ended September 30, 1999, or for the year ended December 31, 1998, had the sales occurred on January 1, 1998, nor do they purport to represent the future financial condition or results of operations for the Company. In particular, they do not purport to show the amount of cash available for distribution upon the liquidation of the company.

The pro forma financial statements assume that the Company has elected and qualified as a real estate investment trust for income tax reporting purposes and has distributed all of its taxable income and, therefore, incurred no income tax expense for the periods presented.

2.    Pro Forma Balance Sheet Adjustments
Adjustments have been made to reflect the sale of the Properties, giving effect to the following items:

  A The adjustment to real estate, net represents the net carrying value of the Properties.

  B The adjustment to cash and cash equivalents reflects the net proceeds to the Company from sale of the Properties. The amount reflects adjustments for prorations and closing costs.

                Purchase Price                       $131,500
                Less debt assumed or paid off         (26,458)
                Less closing costs                     (1,238)
                Less prorations                          (214)
                Net proceeds                         $103,590

  C The adjustments to deferred rent receivable; deferred costs and other assets; and tenant deposits, accounts payable and accrued expenses represent assets and liabilities specifically related to the Properties.
  D The adjustment to notes and bonds payable represents debt paid off or assumed by the buyer.
  E The adjustment represents the elimination of the minority interest of the Limited Partners pursuant to the conversion discussed at F below.
  F The adjustment represents the market price of the Series A Shares issued to the Limited Partners in connection with the conversion of their minority interest in FSRT, L.P.
  G   The amount represents the estimated gain on sale.

3.    Pro Forma Income Statement Adjustments - Asset Sale
Adjustments have been made to reflect the sale of the Properties giving effect to the following items. The adjustments reflect only those items that are directly related to the Asset Sale (including conversion of the Limited Partners' minority interest in FSRT, L.P.) and do not include all costs that the Company may incur at, or subsequent to, closing the Asset Sale For instance, they do not include expenses or holdback related to the future liquidation of the Company, liabilities or possible liabilities or insurance costs relating to the Shareholder Litigation or other contingencies, or the effects on the Company's cash and liabilities balances of it's operations and capital expenditures subsequent to the proforma financial statement dates.

  H The adjustment represents the elimination of rental revenue of the Properties.
  I The adjustment represents the elimination of operating expenses of the Properties.
  J The adjustment represents the elimination of interest expense on debt paid off or assumed by Value Enhancement.
  K The adjustment represents the elimination of property management and asset management fees related to the Properties.
  L The adjustment represents the elimination of depreciation and amortization related to the Properties.
  M The adjustment represents the elimination of the minority interest of the Limited Partners pursuant to the conversion discussed at N below.
  N The adjustment represents the Series A Shares issued to the Limited Partners in connection with the conversion of their minority interest in FSRT, L.P.

4.    Pro Forma Income Statement Adjustments - Prior Sales
Adjustments have been made to reflect the Prior Sales, giving effect to the following items:

  O The adjustment represents the elimination of rental revenue of the Prior Sales.
  P The adjustment represents the elimination of operating expenses of the Prior Sales.
  Q The adjustment represents the elimination of interest expense on debt that was related to the Prior Sales.
  R The adjustment represents the elimination of property management and asset management fees related to the Prior Sales.
  S The adjustment represents the elimination of depreciation and amortization related to the Prior Sales.
  T The adjustment represents the elimination of the gains related to the Prior Sales.

5.   Commitments and Contingencies
See the discussion regarding commitments and contingencies in the Company's annual report on Form 10K dated December 31, 1999, and in the Company's Current Report on Form 8K dated January 13, 2000.

6.    Subsequent Event
In its Quarterly Report on Form 10-Q for the quarter ended September 30, 1999, the Company disclosed that it would recognize a $750,000 reserve, based on management's assessment at that time of potential liability with respect to two shareholder lawsuits which were previously disclosed in the Company's public filings and referred to as the Hodge Lawsuit and the Vigneau Lawsuit.

Subsequent to September 30, 1999, the Company reached preliminary agreements in principle with the plaintiffs and other involved parties regarding possible settlement of the two lawsuits. Efforts to finalize these settlements are ongoing. Based on management's revised assessment of potential liability with respect to the shareholder litigation, the Company increased its reserve relating to the shareholder litigation from $750,000 to $2,100,000 for the quarter ending December 31, 1999.

The successful conclusion of each of these settlement efforts would require that the parties enter into a written agreement with respect to all of the terms of the settlement, that the relevant court certify a class for settlement purposes and approve the mailing of notice to the class, that the court determine that the settlement is fair, reasonable and adequate after a hearing at which class members may appear and be heard, and that certain other conditions are met, a process that would take many months to complete. The Company expects that the costs of defense and settlement of the Hodge Lawsuit and the Vigneau Lawsuit would be funded by insurance coverage, contributions from certain other defendants, and contributions from the Company. No assurance can be given as to the outcome of the settlement efforts. If the settlement efforts are not successful, the Company will continue to pursue its vigorous defense of the litigation.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned heretofore duly authorized.



Dated:     February 23, 2000              Franklin Select Realty Trust


                                     BY:  /s/ David P. Goss
                                              David P. Goss
                                              President